Exhibit 99.1

Contact: Andrew Hinton
(919) 774-6700

The Pantry Announces Preliminary Results of Annual Meeting of Stockholders

The Pantry, Inc. (PTRY), a leading independently operated convenience store chain in the southeastern U.S., today announced that, based on a preliminary vote count provided by its proxy solicitor following the Annual Meeting of Stockholders, stockholders have voted to elect Thomas W. Dickson, Todd E. Diener, Wifred A. Finnegan, Kathleen R. Guion, Dennis G. Hatchell, Terry L. McElroy, Mark D. Miles, James C. Pappas and Joshua E. Schechter to the Company’s Board of Directors.

The Pantry issued the following statement:

“We appreciate the consideration and support of our stockholders, as well as the insights they shared with our Board and management team throughout this election process. While a number of different ideas and perspectives were expressed during this process, at the end of the day all interested parties share the common goal of creating value for The Pantry’s stockholders. The incumbent Board and management team welcome the new directors and intend to work cooperatively with them to successfully execute the Company’s strategic plan and deliver superior returns for The Pantry’s stockholders.

“We would like to take this opportunity to thank Robert F. Bernstock, Edwin J. Holman and Thomas M. Murnane for their service on The Pantry’s Board and their many contributions to the Company.”

IVS Associates, Inc., the independent Inspector of Elections, has indicated that it expects to issue a preliminary tabulation of the vote results within four (4) business days. Final results of the election will be announced once they are certified by the Inspector, following the customary review and challenge period.

In addition to preliminary election results, The Pantry also announced that (i) the Company’s named executive officer compensation was approved on an advisory (nonbinding) basis, (ii) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2014 was ratified and (iii) the stockholder proposal requesting a human rights report was not approved on an advisory (nonbinding) basis.

About The Pantry
Headquartered in Cary, North Carolina, The Pantry, Inc. is a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country. As of March 13, 2014, the Company operated 1,537 stores in thirteen states under select banners, including Kangaroo Express®, its primary operating banner. The Pantry's stores offer a broad selection of merchandise, as well as fuel and other ancillary services designed to appeal to the convenience needs of its customers.

Safe Harbor Statement
Statements made by the Company in this letter relating to future plans, events, or financial condition or performance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as “expect,” “plan,” “anticipate,” “intend,” “outlook,” “guidance,” “believes,” “should,” “target,” “goal,” “forecast,” “will,” “may” or words of similar meaning. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, risk factors discussed in the Company’s most recent Annual Report on Form 10-K and in its other filings with the U.S. Securities and Exchange Commission (the “SEC”), which should be considered carefully. Readers are cautioned not to place undue reliance on such forward looking statements. In addition, the forward-looking statements included in this letter are based on the Company’s estimates and plans as of March 13, 2014. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.